                                                                   EXHIBIT 10.50
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_______]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                         SPRINT COMMUNICATIONS COMPANY
                            FACILITIES AND SERVICES
                                   AGREEMENT


          THIS AGREEMENT is made and entered into this 26th day of January, 1995, by and between Sprint Communications Company L.P., a Delaware Limited Partnership ("Sprint") whose principal address is 8140 Ward Parkway, Kansas City, MO 64114 and Interstate FiberNet, a Georgia General Partnership, having an office at 910 First Avenue, West Point, GA 31833 ("Customer"), Sprint and Customer being collectively referred to herein as the "Parties".

     WHEREAS, Customer desires to lease space from Sprint at Sprint's point-of-presence ("POP") for the installation of equipment; and

     WHEREAS, Customer may or may not contract with a local exchange carrier or other third-party service provider (hereinafter "Representative") to install and/or maintain such equipment in the leased space; and,

     WHEREAS, Sprint desires to lease such space to Customer in conjunction with the Telecommunications System Agreement between the parties and in accordance with the terms and conditions stated herein,

     NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, the Parties agree as follows:

1.   Term. The term of this Agreement ("Term") shall commence on the date above
     ----
     and shall continue for a minimum period of one (1) year thereafter to be continuous with any Sales Agreement which may be in effect between the Parties, unless terminated by either Party pursuant to the provisions of Paragraph 16. The Term of this Agreement shall be automatically renewed for successive [_______________] unless either Party provides written notice of termination ninety (90) days prior to the end of the then current Term.

2.   Equipment Rack Space. Sprint agrees to lease to customer, and customer
     --------------------
     agrees to lease from Sprint, during the Term, floor space and such other space as is reasonably necessary for the installation of Customer-provided equipment ("Equipment Rack Space") at the Sprint POP site(s) specified on Exhibit "A" attached hereto and incorporated herein. Access to the Equipment Rack Space shall be provided to Customer at all times upon reasonable advance notice to Sprint, by Sprint escort only, at such rates as are set forth in Paragraph 7. Customer accepts the Equipment Rack Space "as is" and hereby covenants and agrees to use the Equipment Rack Space only for the purposes set forth and in strict accordance with the terms and conditions of any applicable Sprint leases, and further agrees to not do, or omit to do, anything which will cause a breach of any of the terms or conditions of the applicable Sprint leases or cause damage and/or injury to the property and/or personnel of Sprint and/or other Sprint customers.

     For lease of the Equipment Rack Space during the Term, Customer shall pay
     Sprint: (i) a non-recurring site preparation charge of [_________________ __________________________] per each instance of rack and/or ancillary services installation activity which includes up to two (2) consecutive working days for installation supervision and escort (thereafter, the escort rates outlined in Paragraph 7 will apply); and (ii) a monthly recurring fee of [___________________________________] per each Equipment
     Rack Space per Sprint POP site used, which shall include the cost of electrical power furnished to Customer by Sprint. The non-recurring site preparation charge and monthly recurring fee shall not begin until the equipment specified in Exhibit "A" is installed. For the Sprint POP sites located in [____________________________________________________________]
     the non-recurring charge and monthly recurring fees identified above are waived as long as the Telecommunications System Agreement between the Parties is in effect.

3.   Site Clean Up. Customer will be responsible for removal of all installation
     -------------
     material and clean up of affected POP site(s) after completion of Customer equipment installation in the Equipment Rack Space.

4.   Demarcation Point. The point at which the Customer's network inter-connects
     -----------------
     with the Sprint network shall be the [__________________________________
     ___________________________________] hereinafter "Demarcation Point". The
     Demarcation Point will designate the division of responsibility of providing service and connectivity. Customer shall provide the necessary interface cabling to the Demarcation Point. Sprint will be responsible for the service from the Demarcation Point through the completion of the circuit through the Sprint network The Customer will be responsible for the service from the Demarcation Point at each Sprint POP site to the Customer's premises.

5.   Installation and Testing. Customer shall engineer, furnish, install and
     ------------------------
     test, at its sole expense, all Customer-supplied equipment in the Equipment Rack Space. Prior to installation, this Agreement shall be fully executed
                 -------------------------------------------------------------
     by both Parties, and Customer shall submit to Sprint for its approval all
     ---------------
     engineering plans and specifications pertaining to customer-supplied equipment to be installed in the Equipment Rack Space. Installation and testing by customer of equipment located in the Equipment Rack Space shall at all times be under the direct supervision of a Sprint escort. Title to equipment furnished by customer hereunder shall, at all times, remain in Customer (or customer's Representative where applicable) and shall be appropriately labelled.

6.   Equipment Maintenance. During the Term, Customer shall provide maintenance
     ---------------------
     on all Customer-supplied equipment installed in Equipment Rack Space.

     All requests for escort service are to be made to the appropriate POP site or Sprint-designated location for each Equipment Rack Floor Space location. Contact telephone numbers for each POP site are specified or EXHIBIT "A", and can be called 24 hours per day, 7 days a week.

7.   Escort Rates. Sprint will provide escort service for customer to maintain
     ------------
     its equipment, on a per call basis at the rate of [________________________ _________________]. Escort services are provided for emergency repair and routine maintenance under guidelines as specified in Paragraph 22.

     The escort rate shall apply to all Customer escort requests and are subject to a one (1) hour minimum charge per call as well as the specifications as noted in EXHIBIT "A".

8.   Permits and Fees. Customer will be responsible for any permits and/or fees,
     ----------------
     as required, between the Demarcation Point at each Sprint POP site to the customer's premises.

9.   Order Administration. Customer shall place orders from time to time during
     --------------------
     the Term for Sprint services by submitting to Sprint such information as Sprint shall reasonably request.

10.  Power. During the Term, Sprint shall furnish to customer electrical power
     -----
     necessary to meet the reasonable requirements of Customer at the POP site(s) specified on Exhibit "A". If the power provided by Sprint causes interference with the proper operation of Customer's equipment, the Customer will be responsible for providing, at Customer's sole expense, any filtering or regulation devices within the Equipment Rack Space to correct the interference.

11.  Transfer, Sale and Assignment. Customer shall not sell, assign, transfer or
     -----------------------------
     otherwise encumber any interest it has hereunder or may have in the Equipment Rack Space, the POP(s), POP site(s), or Sprint-supplied equipment therein, or any portion thereof, by virtue of this Agreement, without the prior written consent of Sprint.

12.  Notices. Any notices or communications required or desired to be given in
     -------
     connection with this Agreement shall be in writing and shall be delivered to the applicable Party by U.S. Certified Mail, return receipt requested, addressed as follows:

     Sprint:          Sprint Communications Company L.P.
                               903 East 104th Street
                               Kansas City, MO 64131
                               Attn:  Real Estate Acquisition & Administration
     With a copy to:  Sprint Communications Company L.P.
                               8140 Ward Parkway
                               Kansas City, MO 64114
                               Attn:  General Counsel

     Customer:        Interstate FiberNet
                      910 First Avenue
                      West Point, GA 31833
                      Attn: Janine K. Davis
                      Phone: 706-645-8992

     Any notice given under this Agreement shall be effective upon receipt of notice by the other Party. Either Party may change the above address by written notice to the other Party as provided above.

13.  Warranties. THE PARTIES DO NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED,
     ----------
     WITH RESPECT TO THE POP SITE(S) AS LISTED ON EXHIBIT "A", ANY EQUIPMENT PLACED THEREIN AND OTHER SERVICES, MATERIALS AND EQUIPMENT PROVIDED HEREUNDER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14.  Limitation of Liability. IN NO EVENT SHALL EITHER PARTY HEREUNDER BE LIABLE
     -----------------------
     TO THE OTHER PARTY FOR ANY INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS, ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER. FURTHERMORE, IN NO EVENT WILL SPRINT BE LIABLE TO CUSTOMER OR ITS REPRESENTATIVE FOR ANY DAMAGES, DIRECT OR INDIRECT, TO CUSTOMER-SUPPLIED EQUIPMENT ARISING OUT OF CUSTOMER'S USE OF THE POP SITE(S) LISTED ON EXHIBIT "A" OR THE SERVICES PROVIDED HEREUNDER, UNLESS SUCH DAMAGES ARE THE RESULT OF SPRINT'S SOLE NEGLIGENCE OR WILLFUL MISCONDUCT. SPRINT SHALL TAKE REASONABLE PRECAUTIONS TO PROVIDE A SECURE ENVIRONMENT FOR CUSTOMER-SUPPLIED EQUIPMENT.

15.  Indemnification
     ---------------

     15.1 Customer shall indemnify, defend and hold harmless Sprint, its directors, officers, employees, trade contractors, suppliers, successors and assigns from any loss, damage, cost of defense (including reasonable attorneys' fees and court costs), and injuries, including death to any person,arising out of this Agreement (including any breach hereof by Customer) to the extent caused by the negligence or willful misconduct of Customer, its agents or employees, or its Representative.

     15.2 Sprint shall indemnify, defend and hold harmless Customer, its directors, officers, employees, trade contractors (including Customer's Representative), suppliers, successors and assigns from any loss, damage, cost of defense (including reasonable attorneys' fees and court costs), and injuries, including death to any person, arising out of this Agreement (including any breach hereof by Sprint) to the extent caused by the negligence or willful misconduct of Sprint, its agents, or employees.

16.  Termination of Services/Facilities: Compliance.
     -----------------------------------------------

     16.1 Sprint may limit the use of the Equipment Rack Space or any portion thereof by Customer hereunder when necessary because of conditions beyond its control as set forth in Paragraph 23. In addition, Sprint reserves the right at all times during the Term to suspend any and all services and/or facilities to be provided hereunder, including, without limitation furnishing of electrical power, and remove, change or otherwise terminate the operation of Customer-supplied equipment installed in the Equipment Rack Space without notice, if Sprint deems, in its sole discretion, that such action is necessary to protect the public or Sprint personnel, agents, and Sprint facilities or services from damages or injury of any kind. Sprint may also take such action after notice to Customer in accordance with Paragraph 20. Where possible, Sprint will notify Customer promptly of such action and work in cooperation with Customer to effect such remedies so as to permit the Customer-supplied equipment to be returned to operation in an acceptable manner. All Customer-supplied equipment installed in the Equipment Rack Space shall comply with all applicable laws, regulations and standards. including, without limitation, those standards established by Sprint, and shall be maintained by Customer in a manner so as to ensure continued compliance therewith and so as to avoid hazard or damage to Sprint facilities or injury to Sprint employees, agents and suppliers or to the public. In the case where additional protection facilities are required, the same shall be provided by Customer, at Customer's sole expense. Sprint shall maintain the environmental parameters of the Equipment Rack Space within customary limits for commercial operation so long as Customer maintains Customer-supplied equipment installed therein in accordance with the applicable specifications.

     16.2 Either Party may terminate this Agreement at any time by giving written notice as outlined in Paragraph 12. The maximum liability to the Customer, due to termination, will be six (6) months of rental charges for each Equipment Rack Space as stated in Exhibit "A", from the date of termination and any charges associated with Sprint escort services during equipment removal.

17.  Insurance.
     ----------

     17.1 Customer's Insurance. Customer shall, at its own expense, procure and
          --------------------
          maintain throughout the Term, not less than the following insurance from financially responsible insurers licensed to do business in the state where any work is performed: (i) Commercial General Liability insurance, including Contractual Liability, insuring against liability for Personal Injury, Bodily Injury, and Property Damage in an amount of not less than [________] Combined Single Limit with respect to any one occurrence, (ii) Business Auto insurance insuring the ownership, maintenance or use of owned, non-owned or hired automobiles in an amount not less than [________] Combined Single Limit for Bodily Injury or Property Damage for any one accident, and (iii) Workers' Compensation insurance, including Employers' Liability with limits of not less than [______] per accident, in compliance with any Workers' Compensation or similar statute in the State where any work is performed. The insurance specified in subparagraphs i and ii shall name Sprint as Additional Insured. Customer shall deliver to Sprint, prior to and as a condition of its use of the Equipment Rack Space, a Certificate of Insurance evidencing all of the above insurance requirements and shall indicate that Sprint shall be notified in writing not less than thirty (30) days prior to any cancellation or material change in any coverage. In no event shall the limits of said policies be considered as limiting the liability of Customer under this Agreement. Customer or its Representative may not enter Sprint's POP locations if the provisions of this paragraph have not been met.

     17.2 Representative's Insurance: It is the intent of the parties hereto
          ---------------------------
          that Sprint be adequately protected from liability and/or damage occurring during the term of this Agreement. In the event Customer uses trade-contractors and/or Representatives to perform any work in the leased space and loss occurs as a result, Sprint will look first to the Customer and Customer's insurers for indemnification per subparagraphs 15.1 and 17.1 contained herein. In all such cases, Customer shall require its trade-contractors and/or Representatives to furnish not less than the Insurance referenced in 17.1 above, and provide that such trade contractors and/or Representatives furnish Sprint and Customer with Certificates of Insurance, naming Sprint and Customer as Additional Insureds.

18.  Governing Law. This Agreement shall be construed under and enforced in
     -------------
     accordance with the laws of the State of Kansas.

19.  Entire Agreement. This Agreement supersedes and replaces any prior
     ----------------
     agreements, understanding or arrangements, whether oral or written, heretofore made between the Parties and relating to the subject matter hereof. This Agreement shall not be modified, changed, altered or amended except by an express written agreement signed by duly authorized representatives of both of the Parties.

20.  Default. In addition to any right of termination provided for elsewhere
     -------
     herein, the non-defaulting Party hereto may terminate this Agreement upon the occurrence of any of the following events which shall constitute a default:

     (a) Material breach of this Agreement after notice of such breach and failure of the breaching Party to cure within thirty (30) days of receipt of notice;

     (b) A final determination by any governmental entity having jurisdiction over the facilities and/or services provided under this Agreement that the relationship of Sprint and Customer and/or the facilities and/or services provided hereunder are contrary to then existing laws; or

     (c) The filing of bankruptcy by either Party under any federal, state or municipal bankruptcy or insolvency act, or the appointment of a receiver or any act or action constituting a general assignment by either Party of its properties and interest for the benefit of its creditors.

     Upon the occurrence of a default by either Party, the other Party may exercise one or more of the following remedies: (i) terminate this Agreement pursuant to (a) above, and/or (ii) exercise any other rights or remedies which may be available at law or in equity. Upon the occurrence of a default, the prevailing Party shall have all reasonable expenses (including court costs and reasonable attorneys' fees) paid by the other Party.

21.  Payments. All charges incurred by Customer hereunder will be invoiced
     --------
     monthly by Sprint. Total Customer recurring and non-recurring Equipment Rack Space lease charges for the Term of this Agreement are shown on EXHIBIT "A". Escort charges will be charged and invoiced monthly in accordance with the terms set forth in Paragraph 7. All amounts stated on each invoice shall be due and payable within thirty (30) days of receipt. The charges for service provided hereunder are exclusive of any applicable sales, use, excise and like taxes which will be separately stated and included on each applicable invoice. All charges for services that remain unpaid for a period of 10 days or more after written notice, shall be subject to interest thereon at a rate of the lesser of 18% per annum or the maximum rate allowable by applicable law.

22.  Response Time. In the performance of its obligations hereunder, Sprint
     -------------
     shall endeavor to respond to a Customer request for escort service hereunder within (i) one (1) hour when notified by Customer from 8:00 a.m. -5:00 p.m. on business days and when such request pertains to a manned POP site, (ii) within three (3) hours when notified by Customer at any other time for a manned POP site, and (iii) [____________________________________
     __________________________________________________________________________
                           ----------------------------------------------------
     _____________________________________________________________________
     ---------------------------------------------------------------------
     __________________________________________________________] Emergency
     ----------------------------------------------------------
     repairs on the Sprint network will take precedence over escort services which may cause lengthening of the response times. For routine maintenance, 72 hours notice is required. Routine maintenance will only be allowed between the hours of 8:00 a.m. to 5:00 p.m. Monday through Friday, with holidays excluded. Service affecting routine maintenance may be accomplished outside of the normal routine maintenance window, but requires 120 hour advance notification. When escort service is provided by Sprint, both the Sprint representative and Customer representative will sign a CPE Repair/Vendor Escort Record form confirming the location, time, and date of the escort service.

23.  Inability to Perform. Neither Party shall be responsible for delays in the
     ---------------------
     performance of its obligations hereunder (except payments due) caused by events beyond its reasonable control.

24.  Customer's Representative. Customer agrees that it shall be responsible for
     -------------------------
     the activities and operations of its Representative (where applicable) as relates to the installation, and maintenance, of Customer-supplied equipment and insurance requirements set forth in Paragraph 17. Customer shall further bind Representative to comply with all Sprint requirements and terms as stated herein, having to do with the Customer's presence in Sprint's POP sites.

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

INTERSTATE FIBERNET,               SPRINT COMMUNICATIONS COMPANY
A GEORGIA GENERAL PARTNERSHIP      L.P., A DELAWARE LIMITED PARTNERSHIP
-----------------------------      ------------------------------------

By /s/ Steve Moses                 By /s/ James B. Farris
   --------------------------         ---------------------------------

Name Steve Moses                   Name James B. Farris
     ------------------------           -------------------------------

Title General Manager              Title Director, Real Estate
      -----------------------            ------------------------------
                                         Acquisition & Administration



Date  1/30/95                      Date  1/26/95
      -----------------------           -------------------------------

                                  EXHIBIT A

Customer Name & Address    Representative Name & Address (where          Co-location            [_]
 Interstate FiberNet                                      applicable)    Direct Connection      [_]
-----------------------    ___________________________
 206 W. 9th Street                                                       Maintenance by Sprint  [_]
-----------------------    ___________________________
 West Point, GA 31833                                                    Escort Required        [_]
-----------------------    ___________________________
                                                                         Trouble Shooting       [_]
                                                                         Response Time     std. hrs

                            CHARGE PER                       MONTHLY         NON-RECURRING       POP PHONE
  POP SITE LOCATION     EQUIPMENT RACK SPACE     QUANTITY     CHARGE             CHARGE            NUMBER
  -----------------     --------------------     --------     ------             ------            ------
1)  [__________]                 [_]               [_]         [_]                [_]         [____________]
2)  [_____________]              [_]               [_]         [_]                [_]         [____________]
3)
4)
5)

West Region Control Center: 800/827-9722
East Region Control Center: 800/669-1245

CUSTOMER EQUIPMENT:     [__________________________________________________]

Customer Power Requirements:     [____________________________________________]

Purpose:     [________________________________________________]

Comments:     This installation per Sprint/ Interstate FiberNet contract:
           ------------------------------------------------------------------
           ------------------------------------------------------------------
           ------------------------------------------------------------------

COPY TO:  Ed Law, Senior Network Technical Engineer
          Sterling Mccullough, Network Engineer
          Network Services - Operations
          Site Supervisor

                             ENGINEERING DATA FORM

1.   SITE:  [________________]
          ----------------------------------------------------------------------

2.   COMPANY:  Interstate FiberNet
             -------------------------------------------------------------------

3.   CONTACT:   Janine Davis                      PHONE: _______________________
             ---------------------------------

4.   SWITCH SUPERVISOR:  Andy Sivell              PHONE:  706-645-9012
                       -----------------------           -----------------------

5.   INTERFACE:  DS1:_____________  DS3:       X
                                         -------------
6.   EQUIPMENT:

     A.  ELECTRONICS: SPRINT OWNED YES: [____] NO: [____]


     Al. VENDOR/MANUFACTURE: [_____]
                             ---------------------------------------

     A2. MODEL/DESCRIPTION: [_____]
                            ----------------------------------------

     A3. CAPACITY WIRE: [__]  EQUIPPED: [__]
                        ----            ----

     B.  DSX:

         B1. TYPE:  [_________]  [_________]

         B2. SPRINT OWNED YES: [____]  NO: [____]


     C.  OTHER:

         Cl. VENDOR/MANUFACTURE: _____________________

         C2. MODEL/DESCRIPTION: ______________________

         C3. CAPACITY:  WIRED: ____________ EQUIPPED: _____________

7.   EQUIPMENT RACK/BAY REQUIREMENTS:

     A. QUANTITY:[__]
                 ----

                     1ST RACK    2ND RACK  3RD RACK  4TH RACK
     B. WIDTH          [__]        [__]
                     ________    ________  ________  ________

     C. DEPTH:         [__]        [__]
                     ________    ________  ________  ________

     D. HEIGHT:        [__]        [__]
                     ________    ________  ________  ________

8.   POWER REQUIREMENTS.
                      1ST TRACK   2ND RACK  3RD RACK  4TH RACK
     A. INITIAL:        [__]         [_]
                      _______     _______   _______   _______

     B. ULTIMATE:       [___]
                      _______     _______   _______   _______
9.   DATES:

     A. DRAWINGS REQUIRED: April 1, 1995
                           ---------------

     B. INSTALLATION START: April 15, 1995
                            ---------------

     C. INSTALLATION COMPLETE: May 1, 1995
                               ------------

10.  ADDITIONAL INFORMATION:

     Please mail drawings and Information for installation detail to
                  Interstate FiberNet
                  Network Engineering, Attn: T. Metze
                  206 W. 9th Street
                  West Point, GA 31833

11.  PREPARED BY: Terry R. Metze Jr. : Network Engineering
                  ----------------------------
     PHONE: 706-645-9000   DATE: 12-5-94
            ------------         -------
     PREPARED BY:_________________

     PHONE:___________     DATE:__________

________________________________________________________________________________
Reserved for Sprint

CONFIGURATION CONTROL
ENGINEER:_______________________________

DATE RECEIVED: ____________  PROJECT NO:________________

DATE DRAWINGS RELEASED:________________________